Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (333-112145) of our report dated July 23, 2004 relating to the consolidated financial statements which appears in Workstream Inc.'s Annual Report on Form 10-K for the year ended May 31, 2004.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                        /s/ PricewaterhouseCoopers LLP
                                        ----------------------------------------
                                        PricewaterhouseCoopers LLP


December 13, 2004